SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2004

KENNAMETAL INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-5318

Pennsylvania	25-0900168
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania 15650-0231
(Address of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (724) 539-5000

Item	Description	Page No.
1.	Changes in Control of Registrant	N/A
2.	Acquisitions or Disposition of Assets	N/A
3.	Bankruptcy or Receivership	N/A
4.	Changes in Registrant's Certifying Accountant	N/A
5.	Other Events and Regulation FD Disclosure	N/A
6.	Resignations of Registrant's Directors	N/A
7.	Financial Statements and Exhibits	N/A
8.	Change in Fiscal Year	N/A
9.	Regulation FD Disclosure	N/A
10.	Amendments to Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics	N/A
11.	Temporary Suspension of Trading under Registrant's Employee Benefit Plans	N/A
12.	Results of Operations and Financial Condition	2
Earnings Release

Item 12. Results of Operations and Financial Condition

On July 28, 2004, Kennametal Inc. (“Kennametal” or “the Company”) issued a press release announcing financial results for its fourth quarter ended June 30, 2004.

The press release contains certain non-GAAP financial measures, including gross profit, operating expense, operating income, other (income) expense, net, net income and diluted EPS in each case excluding special items. The special items include: restructuring charges, Widia integration costs, Electronics impairment, pension curtailment, gain on Toshiba Tungaloy investment, and a charge related to a note receivable. Kennametal management excludes these items in measuring and compensating internal performance to more easily compare the Company’s financial performance period to period. We believe investors should have available the same information that management uses to measure and compensate performance. Kennametal management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current, past and future periods.

In addition to the items above, the press release also contains free operating cash flow and debt-to-capital, as defined below:

Free Operating Cash Flow
Free operating cash flow is a non-GAAP financial measure and is defined as cash provided by operations (in accordance with GAAP) less capital expenditures plus proceeds from disposals of fixed assets. Free operating cash flow is considered to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for strategic initiatives (such as acquisitions), dividends, debt repayment and other investing and financing activities.

Debt-to-Capital
Debt-to-equity in accordance with GAAP is defined as total debt divided by Shareowners’ equity and total debt. Debt-to-capital is defined by Kennametal as total current and long term debt divided by total Shareowner’s equity plus minority interest plus total debt. Management believes that these financial measures provide additional insight into the underlying capital structuring and performance of the Company.

A copy of the Company’s earnings announcement is reflected under Exhibit 99.1 attached hereto. Reconciliations of the above non-GAAP financial measures are included in the earnings announcement.

Additionally, during our quarterly teleconference we may use various other non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G.

Primary Working Capital
Primary working capital is a non-GAAP presentation and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the business unit level and is used as such for internal performance measurement.

EBIT
EBIT is an acronym for Earnings Before Interest and Taxes and is not a calculation in accordance with GAAP. The most directly comparable GAAP measure is net income. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBIT for restructuring charges, interest income, and other items.

Adjusted Sales
Kennametal adjusted sales as reported under GAAP for specific items including acquisitions and foreign currency translation. Management believes that adjusting the sales as reported under GAAP provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

Adjusted Gross Profit
Kennametal adjusted gross profit as recorded under GAAP for specific items including Widia integration and restructuring charges and pension curtailment. Management believes that the adjusted gross profit information is an important indicator of the Company’s underlying operating performance.

Operating Expense Reconciliation
Kennametal adjusted operating expense as reported under GAAP for Widia integration costs, Widia operating expense, pension curtailment, a charge related to a note receivable, and foreign exchange. Management believes that the adjusted operating expense provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

SUPPLEMENTAL INFORMATION AND RECONCILIATIONS

FINANCIAL HIGHLIGHTS

RECONCILIATION OF PRIMARY WORKING CAPITAL TO GAAP WORKING CAPITAL (Unaudited)

	June 30,
	2004	2003
Current assets	$796,945	$782,352
Current liabilities	489,382	336,347

Working capital in accordance with GAAP	307,563	446,005
Excluded items:
Cash and cash equivalents	(25,940)	(15,093)
Deferred income taxes	(95,240)	(97,237)
Other current assets	(40,443)	(48,606)

Total excluded current assets	$(161,623)	$(160,936)
Adjusted current asset	635,322	621,416
Short-term debt, including notes payable	(126,807)	(10,845)
Accrued liabilities	(214,359)	(206,993)

Total excluded current liabilities	$(341,166)	$(217,838)
Adjusted current liabilities	148,216	118,509
Primary working capital	$487,106	$502,907

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FINANCIAL HIGHLIGHTS (Continued)

KENNAMETAL INC. EBIT RECONCILIATION (Unaudited)

	Quarter Ended		Twelve Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Net income, as reported	$29,852	$(4,868)	$73,578	$18,130
As % of Sales	5.5%	-1.0%	3.7%	1.0%
Add back:
Interest	6,405	9,108	25,884	36,166
Taxes	14,154	3,678	35,500	14,300

EBIT	50,411	7,918	134,962	68,596
Additional adjustments:
Minority interest	(36)	74	1,596	1,860
Restructuring and asset impairment charges(1)	—	20,305	6,520	31,954
Widia integration	—	3,681	1,559	7,685
Pension Curtailment	—	—	1,299	—
Gain on Toshiba Tungaloy Investment	—	—	(4,397)	—
Note Receivable	—	—	2,000	—
Interest income	(369)	(549)	(1,620)	(2,815)
Securitization fees	443	413	1,679	1,892

Adjusted EBIT	$50,449	$31,842	$143,598	$109,172

As % of Sales	9.3%	6.9%	7.3%	6.2%

(1)	Includes charges in cost of goods sold and restructuring expense.

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FINANCIAL HIGHLIGHTS (Continued)

MSSG SEGMENT (Unaudited):

	Quarter Ended		Twelve Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Sales, as reported	$326,377	$289,996	$1,198,505	$1,086,831
Widia sales(1)	—	—	(26,018)	—
Foreign currency exchange	(12,014)	—	(66,694)	—

Adjusted sales	$314,363	$289,996	$1,105,793	$1,086,831

MSSG EBIT (Unaudited):

	Quarter Ended		Twelve Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
MSSG operating income, as reported	$43,720	$23,616	$126,657	$88,213
As % of sales	13.4%	8.1%	10.6%	8.1%
Other income (expense)	669	3,073	2,608	3,619

EBIT	44,389	26,689	129,265	91,832
Adjustments:
MSSG restructuring(2)	—	3,134	5,023	9,060
Widia integration	—	2,511	1,511	6,493

EBIT, excluding special charges	$44,389	$32,334	$135,799	$107,385

As % of sales	13.6%	11.1%	11.3%	9.9%

(1)	Widia was acquired on August 30, 2002. Sales related to Widia for July and August have been removed from the 2003 results in order to reflect comparable Widia activity for both years.

(2)	Includes charges in cost of goods sold and restructuring expense.

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FINANCIAL HIGHLIGHTS (Continued)

AMSG SEGMENT (Unaudited):

	Quarter Ended		Twelve Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Sales, as reported	$119,227	$96,699	$419,073	$353,262
Widia sales(1)	—	—	(5,476)	—
Foreign currency exchange	(2,509)	—	(23,032)	—

Adjusted sales	$116,718	$96,699	$390,565	$353,262

AMSG EBIT (Unaudited):

	Quarter Ended		Twelve Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
AMSG operating income (loss), as reported	$16,793	$(7,282)	$53,168	$19,762
As % of sales	14.1%	-7.5%	12.7%	5.6%
Other income (expense)	902	111	2,017	(30)

EBIT	17,695	(7,171)	55,185	19,732
Adjustments:
AMSG restructuring(2)	—	1,224	1,497	4,406
Widia integration	—	1,170	48	1,192
AMSG Electronics impairment	—	16,110	—	16,110

EBIT, excluding special charges	$17,695	$11,333	$56,730	$41,440

As % of sales	14.8%	11.7%	13.5%	11.7%

(1)	Widia was acquired on August 30, 2002. Sales related to Widia for July and August have been removed from the 2003 results in order to reflect comparable Widia activity for both years.

(2)	Includes charges in cost of goods sold and restructuring expense.

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FINANCIAL HIGHLIGHTS (Continued)

J&L SEGMENT (Unaudited):

	Quarter Ended		Twelve Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Sales, as reported	$59,741	$48,158	$218,295	$196,170
Foreign currency exchange	(722)	—	(2,199)	—

Adjusted sales	$59,019	$48,158	$216,096	$196,170

J&L EBIT (Unaudited):

	Quarter Ended		Twelve Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
J&L operating income, as reported	$6,137	$931	$19,547	$6,140
As % of sales	10.3%	1.9%	9.0%	3.1%
Other (expense)	3	(3)	26	(58)

EBIT	6,140	928	19,573	6,082
Adjustments:
J&L restructuring	—	(64)	—	1,203

EBIT, excluding special charges	$6,140	$864	$19,573	$7,285

As % of sales	10.3%	1.8%	9.0%	3.7%

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FINANCIAL HIGHLIGHTS (Continued)

FSS SEGMENT (Unaudited):

	Quarter Ended		Twelve Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Sales, as reported	$36,513	$28,912	$135,568	$122,694
Foreign currency exchange	(112)	—	(440)	—

Adjusted sales	$36,401	$28,912	$135,128	$122,694

FSS EBIT (Unaudited):

	Quarter Ended		Twelve Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
FSS operating income / (loss), as reported	$882	$264	$818	$(56)
As % of sales	2.4%	0.9%	0.6%	0.0%
Other (expense) income	—	—	2	58

EBIT	882	264	820	2
Adjustments:
FSS restructuring	—	—	—	38

EBIT, excluding special charges	$882	$264	$820	$40

As % of sales	2.4%	0.9%	0.6%	0.0%

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RECONCILIATION TO GAAP – GROSS PROFIT (Unaudited)

	Quarter Ended		Quarter Ended		Twelve Months Ended		Twelve Months Ended
	June 30, 2004		June 30, 2003		June 30, 2004		June 30, 2003
		As a %		As a %		As a %		As a %
	2004	of Sales	2003	of Sales	2004	of Sales	2003	of Sales
Gross Profit	$185,774	34.3%	$148,791	32.1%	$653,367	33.1%	$568,904	32.3%
Widia integration and restructuring charges	—	0.0%	2,011	0.4%	2,961	0.2%	2,209	0.2%
Pension Curtailment	—	0.0%	—	0.0%	779	0.0%	—	0.0%

Gross Profit, excluding special items	$185,774	34.3%	$150,802	32.5%	$657,107	33.3%	$571,113	32.5%

OPERATING EXPENSE RECONCILIATION (Unaudited):

	Quarter ended	Quarter ended	Twelve Months Ended	Twelve Months Ended
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003
Operating expense, as reported	$134,441	$121,757	$512,621	$464,861
Widia integration costs	—	(1,670)	(1,448)	(5,476)
Pension Curtailment	—	—	(520)	—
Note Receivable	—	—	(1,817)	—

Operating expense, excluding special items	134,441	120,087	508,836	459,385
Less:
Widia operating expense(1)	—	—	8,441	—
Unfavorable foreign exchange	3,895	—	23,321	—

Operating expense, excluding special items, Widia expense and foreign exchange	$130,546	$120,087	$477,074	$459,385

(1)	Widia was acquired on August 30, 2002. Operating expenses related to Widia for July and August have been removed from the 2003 results in order to reflect comparable Widia activity for both years.

-end-

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC. Registrant

Date: July 28, 2004	By:
/s/ Timothy A. Hibbard Timothy A. Hibbard Corporate Controller and Chief Accounting Officer